Exhibit 99.1
UNION BANKSHARES, INC. AND SUBSIDIARY
INSIDER TRADING POLICY

Current Approval Date:	November 19, 2025
Prior Approval Date:	March 20, 2024

Purpose

This Insider Trading Policy (“Policy”) of Union Bankshares, Inc. (together with its subsidiaries, the “Company”) sets forth the general standards for the Company and its employees, officers and directors with respect to engaging in transactions in Company securities. This Policy explains the prohibitions against “insider trading” based on federal securities laws and establishes Company policies and procedures to promote and monitor compliance with those laws.

Who is Covered

This Policy applies to the directors and officers of the Company and Union Bank as well as certain employees who are likely to be in possession of material nonpublic information due to the nature of their work. This Policy also applies to individuals who have been informed in writing that they have been designated as “insiders” of the Company.

INSIDER TRADING POLICY AND GUIDELINES

Overview of Insider Trading Law

Federal securities statutes and case law generally make it unlawful for any person to trade in a company's stock or other securities in breach of a fiduciary duty or other relationship of trust and confidence, while in possession of "material" and "nonpublic" information. "Material" information is information that would be considered important by a reasonable investor in making an investment decision.

There is a relationship of trust and confidence between the Company’s stockholders and its insiders who have obtained material nonpublic information about the Company by reason of their position. Company insiders have a fiduciary duty to the Company to keep its nonpublic information confidential. They also have a special duty to put stockholders' interests before their own. Trading on material nonpublic information by directors and officers violates these duties.

It can also be unlawful for Company insiders to provide (or “tip”) material nonpublic information to outsiders who may trade, and for those outsiders to trade, based on material nonpublic information. Tipping liability may arise even when the insider does not receive a financial benefit, if the insider intended to benefit the tippee.

In some circumstances, securities laws also prohibit a person from trading in the securities of another company while in possession of material nonpublic information about that company obtained as a result of the person’s position with his or her own company. A company's confidential information is the company's property, and trading on that information constitutes unlawful misappropriation of the company’s property.

The term “trading” includes both purchases and sales of securities, including derivative securities. However, the prohibition against insider trading only applies to trading based on information that is both “material,” that is, information that a reasonable investor would consider important to an investment decision, and “nonpublic,” that is, information that has not been widely disseminated to the public.

Exchange Act Rule 10b5-1 sets forth an “awareness” (or “scienter”) test, premising liability for trading while in the knowing possession of material nonpublic information. However, due to their close relationship, corporate insiders are often presumed to have access to material nonpublic information about the company

Important Concepts

Material Information. Insider trading restrictions only apply if the particular information the insider possesses is both “material” and not publicly known. Materiality, however, involves a relatively low threshold. Information is generally regarded as “material” if it has market significance, that is, if its public dissemination is likely to affect the market price of securities, or if it otherwise is information that a reasonable investor would want to know before making an investment decision.

The following is a non-exhaustive list of subjects that are reasonably likely to be found to be material in particular situations:
◦significant changes in the Company's prospects;
◦significant write-downs in assets or increases in reserves;
◦developments regarding significant litigation or government agency investigations;
◦liquidity problems;
◦changes in earnings estimates or unusual gains or losses in major operations;
◦major changes in the Company's management or the board of directors;
◦changes in dividends;
◦extraordinary borrowings;
◦major changes in accounting methods or policies;
◦adoption, modification or termination of a share repurchase program;
◦award or loss of a significant contract;
◦cybersecurity risks and incidents, including vulnerabilities and significant breaches;
◦significant new products or services;
◦proposals, plans or agreements, even if preliminary in nature, involving mergers, acquisitions, divestitures, recapitalizations, strategic alliances, licensing arrangements, or purchases or sales of substantial assets; and

◦public or private offerings of Company securities.

Material information is not limited to historical facts but may also include projections and forecasts. With respect to a future event, such as a merger, acquisition or introduction of a new service or product, the point at which negotiations or product development are determined to be material is determined by balancing the probability that the event will occur against the magnitude of the effect the event would have on a Company's operations or stock price should it occur. Thus, information concerning an event that would have a large effect on stock price, such as a merger, may be material even if the possibility that the event will occur is relatively small.

If you are unsure whether information is material, you should either consult the Compliance Officer before making any decision to disclose such information (other than to persons who need to know it) or to trade while in possession of that information, or you should assume that the information is material and refrain from any disclosure or trading activity.

Nonpublic Information. Insider trading prohibitions only apply when you possess material information that is “nonpublic.” To be considered “public” the information must have been disseminated in a manner designed to reach investors generally, and the investors must be given the opportunity to absorb the information. Even after public disclosure of information about the Company (which will generally occur through a public filing with the SEC), insiders must wait until the opening of the market on the third trading day after the information was publicly disclosed before assuming that the information has been disseminated.

With a Company such as Union Bankshares, which is not followed in the national financial press, wide dissemination of information may not be achieved simply by issuing press releases, even if they are picked up in the local press. Instead, the Company is able to achieve wide dissemination of material information through its filings with the SEC, including prospectuses, proxy statements, annual and quarterly reports (Forms 10-Q and 10-K) and current reports (Form 8-K). In connection with its efforts to avoid insider trading, the Company requires that material information be on file with the SEC at least two full trading days before it is deemed to have been widely disseminated for purposes of insider trading.

As with questions of materiality, if you are not sure whether information is considered public, you should either consult with the Compliance Officer or assume that the information is nonpublic and treat it as confidential.

Prohibited Conduct

No Insider Trading or Tipping. No director or executive officer or any of their immediate family members or controlled entities may purchase or sell, or offer to purchase or sell, any Company security while in possession of material nonpublic information about the Company.

No director or executive officer or any of their immediate family members or controlled entities who knows of any material nonpublic information about the Company may communicate ("tip") that information to any other person, including family members and friends, or otherwise disclose such information without the Company’s express authorization.

No director or executive officer or any of their immediate family members or controlled entities may purchase or sell any security of any other company while in possession of material nonpublic information about that company that was obtained in the course of his or her service with the Company. No director or executive officer or any of their immediate family members or controlled entities who knows of any such material nonpublic information may communicate or tip that information to any other person, including family members, friends and business associates, or otherwise disclose such information, without the Company's express authorization.

To facilitate compliance and avoid inadvertent violations, the Company’s directors and officers are also strongly encouraged to inform the Compliance Officer in advance of any acquisition or disposition of Company stock, whether or not the insider believes that he or she may have material nonpublic information.

No Selective Disclosure. Insiders should be vigilant in avoiding selective disclosure of material information. Disclosure to stockholders, analysts or other securities professionals does not constitute public disclosure for purposes of insider trading prohibitions, and such selective disclosure is prohibited under SEC Regulation FD (“Fair Disclosure”) unless the Company makes a simultaneous public disclosure of the information.

Blackout Periods

The Company’s directors and officers are prohibited from trading in the Company's securities during quarterly or other blackout periods, as defined below. Generally, the Company’s Chief Executive Officer, the Compliance Officer, or a designee will notify directors and senior officers by email prior to the beginning of a blackout period and at the end of such period.

Quarterly Blackout Periods. During the days leading up to the end of a fiscal quarter and continuing until public dissemination of quarterly results, insiders are likely to possess, or will be presumed to possess, material nonpublic information about the Company’s financial results. Accordingly, as a matter of policy the Company prohibits officers and directors from trading in the Company's securities during the period beginning at the opening of the trading market on the twentieth (20th) day (or the next trading day if the 20th is not a trading day) of the last month of a fiscal quarter and ending at the opening of the trading market on the third trading day following the date the Company's financial results are publicly disclosed in a filing with the SEC.

Other Blackout Periods. From time to time, other types of material nonpublic information regarding the Company (such as negotiation of mergers or acquisitions) may be pending and not be publicly disclosed. While such material nonpublic information is pending, the Company may impose special blackout periods during which directors and officers are prohibited from trading in the Company's securities. If the Company imposes a special blackout period, the Chief Executive Officer or the Compliance Officer will notify the directors and officers of the closed trading period.

Trading Windows

Directors and officers are generally permitted to trade in the Company's securities when no blackout period is in effect. This means that directors and officers can trade during the period beginning at the opening of the market on the third trading day following the public release of earnings results for the previous quarter and ending at the opening of the trading market on the twentieth (20th) day (or the next trading day if the 20th is not a trading day) of the last month of the fiscal quarter. However, even during this trading window, a director or officer who is in possession of any material nonpublic information should not trade in the Company's stock until the information has been made publicly available or is no longer material. In addition, the Company may close the quarterly trading window at any time if a special blackout period is imposed and will re-open the trading window once the special blackout period has ended.

Margin Accounts and Pledges

Securities held in a margin account may be sold by the broker without the customer's consent if the customer fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, directors and officers of the Company are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. An exception to this prohibition may be granted where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge Company securities as collateral for a loan must submit a request for approval to the Compliance Officer at least two weeks prior to the execution of documents evidencing the pledge.

Certain Exceptions

10b5-1 Trading Plans. The blackout period and trading window requirements do not apply to transactions under a pre-existing written plan, contract, instruction, or arrangement under Exchange Act Rule 10b5-1 (an "Approved 10b5-1 Plan") that:

◦has been reviewed and approved by the Compliance Officer at least one month in advance of any trades thereunder (or, if revised or amended, such revisions or amendments have been reviewed and approved by the Compliance Officer at least one month in advance of any subsequent trades);
◦was entered into in good faith by the director or officer at a time when he or she was not in possession of material nonpublic information about the Company; and
◦gives a third party the discretionary authority to execute such purchases and sales, outside the control of the director or officer, so long as the third party does not possess any material nonpublic information about the Company; or explicitly specifies the security or securities to be purchased or sold, the number of shares, the prices and/or dates of transactions, or other formula(s) describing such transactions.

If you wish to adopt an Approved 10b5-1 Plan, you should discuss the matter in advance with the Compliance Officer.

Equity Awards; Shares for Withholdings. The blackout period and trading window requirements described above do not apply to the exercise of a director or employee stock option or to the exercise of an election to have the Company withhold shares issuable upon exercise of a stock option, upon vesting of restricted stock units (“RSUs”), or upon award or vesting (as the case may be) of restricted stock, for the purpose of satisfying tax withholding requirements. The window policy does apply, however, to any sale of stock as part of a broker-assisted cashless exercise of an option or any other market sale for the purpose of generating the cash needed to pay the exercise price of an option or tax liabilities upon vesting of RSUs or upon award or vesting of restricted stock.

Compliance Officer

All Transactions in Company Stock Should be Discussed in Advance with the Compliance Officer. As a means of assisting the Company’s directors and executive officers in complying with their obligations under the federal securities laws, the Company has named the Chief Financial Officer as the Compliance Officer and filing coordinator. The Compliance Officer will assist directors and officers with their Section 16 reporting obligations, including arranging for the electronic filing of reports with the SEC. In order to ensure timely preparation and filing of reports, directors and officers are urged to contact the Compliance Officer before acquiring or disposing of shares of the Company’s common stock.

Acknowledgment and Agreement

All insiders are required to sign the attached acknowledgment and certification of this Policy on an annual basis.

ACKNOWLEDGMENT AND AGREEMENT
The undersigned acknowledges receipt of the Company's Insider Trading Policy. The undersigned has read and understands, and agrees to comply with, such Policy at all times in connection with the purchase and sale of securities and the confidentiality of material nonpublic information.

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